UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

EveryWare Global, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35437	45-3414553
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

519 North Pierce Avenue, Lancaster, Ohio 43130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (740) 681-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On July 30, 2014 (the “Closing Date”), EveryWare Global, Inc. (the “Company”) and Monomoy Capital Partners, L.P. and certain affiliated funds (collectively, “Monomoy”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which Monomoy agreed to invest $20 million in return for Series A Senior Redeemable Preferred Stock (the “Preferred Stock”) and warrants to acquire 4,438,004 shares of the Company’s common stock (the “Sponsor Warrants”). The Purchase Agreement includes certain customary representations and warranties and mutual indemnification and releases. Pursuant to the Certificate of Designation (the “Certificate of Designation”) authorizing the Preferred Stock, the Preferred Stock ranks senior to all other capital securities of the Company (any such security, a “Junior Security”). Monomoy received a fee of $1.2 million for investing in the Preferred Stock, which was paid in additional shares of the Preferred Stock. As a result, the initial liquidation value of the Preferred Stock is $21.2 million. The Preferred Stock will accrue a 15% cumulative annual dividend on the Liquidation Preference, payable quarterly in kind and compounded quarterly. The dividends will be added to the Liquidation Preference each quarter. Upon the repayment of the Company’s current term loan, the 15% dividend accruing thereafter will be paid in cash. The Company may redeem the Preferred Stock for cash, upon 60 days’ prior notice, at a price equal to 105% of Liquidation Preference (including all accrued and unpaid dividends). Upon a liquidation event, including certain changes of control, the holders of the Preferred Stock will be entitled to a payment in cash equal to then liquidation value of the Preferred Stock. The Preferred Stock is not entitled to any voting rights, except that without the prior consent of the holders of a majority of the shares of Preferred Stock outstanding, the Company will not (i) authorize, create or issue, or increase the number of authorized or issued shares of, any class or series of preferred stock, (ii) authorize, create or issue, or increase the number of authorized or issued shares of, any other capital stock of any class or series, except for Common Stock, (ii) declare or pay dividends or make any distributions in respect of any class or series of stock or purchase or redeem any junior securities, (iv) amend, alter or repeal any provisions of the Company’s certificate of incorporation (including the Certificate of Designations) or bylaws, or the charter or bylaws of any subsidiary of the Company, (v) enter into any transaction that would result in a change of control, (vi) amalgamate, consolidate, convert or merge with any other person, or enter into or form any partnership or joint venture or acquire any securities in any other person or (vii) authorize or adopt any equity incentive plan, increase the number of options or securities available for grant or issuance under an equity incentive plan, grant any allocation of options or securities under any equity incentive plan, amend or supplement any equity incentive plan or authorize or issue any incentive compensation in the form of securities outside of an equity incentive plan.

Pursuant to the Purchase Agreement, Monomoy also received the Sponsor Warrants, which have an exercise price of $0.01 per share, and a term of seven years. The warrants contain customary adjustments to account for any stock splits, reorganizations, recapitalizations, mergers, combinations, asset sales and stock dividends and similar events. If the Company makes a distribution to the holders of its Common Stock of any asset, including cash, or any security, including subscription rights, other than a distribution in connection with a liquidation, distribution or winding up of the Company and other than a stock dividend payable in Common Stock, then the Company will distribute to the holder of each Sponsor Warrant the portion of the distribution that a holder of the number of shares of Common Stock issuable upon exercise of the Sponsor Warrant would have received.

Unless and until the Company obtains any stockholder approval required by Nasdaq Listing Rule 5635 to permit full exercisability of the Sponsor Warrants, the number of shares of Common Stock for which the Sponsor Warrants will be exercisable will be limited to the number of shares of Common Stock that, when taken to together with all shares of Common Stock issued or issuable upon exercise of the Lender Warrants, would be equal to 19.9% of the outstanding shares of the Common Stock as of the Closing Date.

The foregoing description of the Purchase Agreement, Preferred Stock and Sponsor Warrants is qualified in its entirety by reference to the full text of the Purchase Agreement, Certificate of Designation and form of Sponsor Warrant, copies of which are filed as Exhibit 10.1, 3.1 and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Amended Registration Rights Agreement

On the Closing Date, the Company entered into the First Amendment to the Amended and Restated Registration Rights Agreement (the “Amended Registration Rights Agreement”) with Monomoy, Clinton Magnolia Master Fund, Ltd. and Clinton Spotlight Master Fund, L.P. Pursuant to the Amended Registration Rights Agreement, Monomoy will have customary registration rights, including demand registration and unlimited piggy-back rights, with respect to the common stock for which the Sponsor Warrants are exercisable.

The foregoing description of the Amended Registration Rights Agreement is qualified in its entirety by reference to the full text of Amended Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Term Loan Amendment

On the Closing Date, Anchor Hocking, LLC (“Anchor”), an indirect wholly-owned subsidiary of the Company, Oneida Ltd. (“Oneida,” and, together with Anchor, the “Borrowers”), an indirect wholly-owned subsidiary of the Company, and Universal Tabletop, Inc. (“Holdings”), a wholly-owned subsidiary of the Company, entered into Waiver and Amendment Number One to Term Loan Agreement (the “Term Loan Amendment”) governing the Company’s term loan (the “Term Loan), which provides for among other things, a waiver of the the events of default that occurred as a result of the Borrowers’ failure to comply with the consolidated leverage ratio and interest coverage ratio covenants for the fiscal quarters ended March 31, 2014 and June 30, 2014, and make amendments to the agreement governing the Term Loan (the “Term Loan Agreement”). As a result of the Term Loan Amendment, the Borrowers are no longer required to comply with consolidated leverage ratio and the consolidated interest coverage ratio covenants as of June 30, 2014. In connection with the Term Loan Amendment, the Borrowers paid an amendment fee of 0.5% of the Term Loan then outstanding.

Term Loan Amendment provides for an increase in the applicable interest rate margin of 2.00% for both Eurodollar rate and Base rate borrowings, of which 0.25% is payable in cash on a monthly basis and 1.75% is payable in kind on a monthly basis.

The Term Loan Amendment gives the Borrowers relief under the consolidated leverage ratio covenant and the interest coverage ratio covenants by eliminating the requirement to comply with these covenants until the quarter ending September 30, 2015. As amended, the maximum consolidated leverage ratio financial covenant requires Holdings to maintain a maximum consolidated leverage ratio (as calculated in accordance with the Term Loan Agreement) as of the last day of any fiscal quarter beginning with the quarter ending September 30, 2015 as follows:

Beginning with the quarter ending:	Maximum Consolidated Leverage Ratio
September 30, 2015	11.20:1.00
December 31, 2015	8.60:1.00
March 31, 2016	8.00:1.00
June 30, 2016	7.40:1.00
September 30, 2016	7.00:1.00
December 31, 2016 and thereafter	6.30:1.00

As amended, the minimum interest coverage ratio financial covenant requires Holdings to maintain a consolidated interest coverage ratio (as calculated in accordance with the Term Loan Agreement) as of the last day of any fiscal quarter beginning with the quarter ending September 30, 2015, as follows:

Beginning with the quarter ending:	Minimum Interest Coverage Ratio
September 30, 2015	1.25:1.00
December 31, 2015	1.55:1.00
March 31, 2016	1.70:1.00
June 30, 2016	1.75:1.00
September 30, 2016	1.75:1.00
December 31, 2016 and thereafter	1.75:1.00

The Term Loan Amendment adds another financial covenant, which requires Holdings to maintain a minimum consolidated Adjusted EBITDA for the two fiscal quarters ending March 31, 2015 of $10,876,675 and a minimum consolidated Adjusted EBITDA for the three fiscal quarters ending June 30, 2015 of $15,737,374.

Pursuant to the Term Loan Amendment, the time period during which voluntary prepayments of amounts outstanding under the Term Loan are permitted was extended so that the Borrowers may make voluntary prepayments, subject to prepayment premiums of 2% if made on or prior to March 31, 2015 and 1% if made on or prior to March 31, 2016.

In addition, the Term Loan Amendment provided for the issuance to the lenders under the Term Loan of warrants (the “Lender Warrants”) to purchase an aggregate of 2,958,670 shares of the Company’s common stock with an exercise price of $0.01 per share and a term of seven years. The Lender Warrants have terms that are substantially the same as the Sponsor Warrants. The Lender Warrants provide for customary adjustments to account for any stock splits, recapitalizations, mergers, combinations, asset sales, stock dividends and similar events. The Company will be required to file a registration statement to register the resale of the shares of Common Stock issued upon exercise of the Lender Warrants.

The foregoing description of the Term Loan Amendment and the Lender Warrants is qualified in its entirety by reference to the full text of the Term Loan Amendment, the Warrant Agreement and the form of Lender Warrant, copies of which are filed as Exhibits 10.3, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

ABL Amendment

On the Closing Date, the Borrowers and Holdings entered into Amendment No. 6 to Second Amended and Restated Loan and Security Agreement (the “ABL Amendment No. 6”), which amended the Second Amended and Restated Loan and Security Agreement, dated as of May 21, 2013, by and among the Borrowers, Holdings, as a guarantor, the subsidiaries of the Borrowers party thereto, as guarantors, each lender from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent governing the Company’s ABL facility (the “ABL Facility”) to increase the maximum revolver amount available thereunder from $55 million to $60 million.

ABL Amendment No. 6 includes certain other amendments, including: (i) an agreement by Holdings and the Borrowers to provide monthly operating financial reports to the administrative agent promptly after they are provided to the Company’s Board of Directors; (ii) an amendment to the covenant limiting distributions to eliminate the ability of Holdings to pay dividends and make certain other distributions that they were previously entitled to make subject to certain conditions being met; and (iii) an amendment to the definition of EBITDA so that the add back for cash restructuring charges, fees and expenses and any professional fees was reduced from 15.0% to 12.5% of EBITDA for the applicable measurement period.

The foregoing description of the ABL Amendment is qualified in its entirety by reference to the full text of the ABL Amendment, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Warrant Agreement

On the Closing Date, the Company entered into a Warrant Agreement with Continental Stock Transfer & Trust Company, as warrant agent, governing the terms of the Lender Warrants.

The foregoing descriptions of the Warrant Agreement (including the form of Lender Warrants) and the Sponsor Warrants are qualified in their entirety by reference to the full text of the Warrant Agreement, form of Lender Warrant and form of Sponsor Warrant, copies of which are filed as Exhibit 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

As described under Item 1.01 above, the Company issued the Preferred Stock and Sponsor Warrants to Monomoy and the Lender Warrants to its lenders through private placements. The issuance of these securities in the private placements was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506 under Regulation D promulgated thereunder. The description of the private placements contained in Item 1.01 above is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware. The description of the Certificate of Designation and the Preferred Stock contained under Item 1.01 above is incorporated herein by reference and is subject to, and qualified in its entirety by, the Certificate of Designation attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

On the Closing Date, the Company issued a press release announcing the consummation of the transactions. A copy of the press release is attached as Exhibits 99.1 hereto, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Certificate of Designation for Series A Senior Redeemable Preferred Stock. (included as Exhibit A to Exhibit 10.1).

4.1	Warrant Agreement, dated July 30, 2014 by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Form of Lender Warrant (included as Exhibit A to Exhibit 4.1).

4.3	Form of Sponsor Warrant (included as Exhibit B to Exhibit 10.1).

10.1	Securities Purchase Agreement, dated as of July 30, 2014, among the Company and the Investors identified on the signature pages thereto.

10.2	First Amendment to the Amended and Restated Registration Rights Agreement, dated as of July 30, 2014, by and among the Company, Monomoy, Clinton Magnolia Master Fund, Ltd. and Clinton Spotlight Master Fund, L.P.

10.3	Waiver and Amendment Number One to Term Loan Agreement, dated as of July 30, 2014, by and among the Borrowers, Holdings and Deutsche Bank AG New York Branch, as administrative agent.

10.4	Amendment No. 6 to Second Amended and Restated Loan and Security Agreement, dated as of July 30, 20143, by and among the Borrowers, Holdings and Wells Fargo Bank, National Association, as administrative agent and collateral agent.

99.1	EveryWare Global, Inc. Press Release, dated July 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EVERYWARE GLOBAL, INC.

Date: July 30, 2014	By:	/s/ Bernard Peters
	Name:	Bernard Peters
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation for Series A Senior Redeemable Preferred Stock. (included as Exhibit A to Exhibit 10.1).

4.1	Warrant Agreement, dated July 30, 2014 by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Form of Lender Warrant (included as Exhibit A to Exhibit 4.1).

4.3	Form of Sponsor Warrant (included as Exhibit B to Exhibit 10.1).

10.1	Securities Purchase Agreement, dated as of July 30, 2014, among the Company and the Investors identified on the signature pages thereto.

10.2	First Amendment to the Amended and Restated Registration Rights Agreement, dated as of July 30, 2014, by and among the Company, Monomoy, Clinton Magnolia Master Fund, Ltd. and Clinton Spotlight Master Fund, L.P.

10.3	Waiver and Amendment Number One to Term Loan Agreement, dated as of July 30, 2014, by and among the Borrowers, Holdings and Deutsche Bank AG New York Branch, as administrative agent.

10.4	Amendment No. 6 to Second Amended and Restated Loan and Security Agreement, dated as of July 30, 20143, by and among the Borrowers, Holdings and Wells Fargo Bank, National Association, as administrative agent and collateral agent.

99.1	EveryWare Global, Inc. Press Release, dated July 30, 2014.